UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011 (May 11, 2011)

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2011, at the Registrant’s Annual Meeting of Stockholders, Daniel J. Good and Richard W. Gochnauer retired from the Board of Directors.

On May 11, 2011, Richard W. Gochnauer retired as the Registrant’s Chief Executive Officer as previously announced in a Form 8-K filed on December 20, 2010.

Also as previously announced, P. Cody Phipps, age 49, was appointed by the Board of Directors to serve as the Registrant’s President and Chief Executive Officer effective May 11, 2011. Mr. Phipps will hold such office until his successor is appointed and qualified or until his earlier removal or resignation.

Mr. Phipps joined the Registrant in August, 2003 as Senior Vice President, Operations. From October 2006 until September 2010, Mr. Phipps served as President, United Stationers Supply, a division of the Registrant’s wholly-owned subsidiary, United Stationers Supply Co. On September 1, 2010, he was appointed President and Chief Operating Officer of the Registrant, which position he held until his current promotion to President and Chief Executive Officer.

Mr. Phipps is a party to an Executive Employment Agreement with the Registrant, the form of which has been described in, and filed as an exhibit to, the Registrant’s prior SEC filings.

On May 11, 2011, the Registrant’s Board of Directors appointed Mr. Robert B. Aiken as a member of the Audit Committee and Human Resources Committee of the Board and Mr. Phipps as a member of the Executive Committee of the Board.

A Press Release announcing the appointment of Mr. Phipps to President and Chief Executive Officer of the Registrant is attached as Exhibit 99.1 and incorporated herein by reference.

On May 11, 2011, the Registrant’s shareholders approved the Amended and Restated 2004 Long-Term Incentive Plan, which is described under Proposal 3 in the Registrant’s proxy statement filed with the Securities and Exchange Commission on March 30, 2011, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2011, the Registrant held its Annual Meeting of Stockholders. The voting results from the annual meeting are as follows:

Proposal #1 – Election of Directors	For (A)	% of Shares in Columns (A) and (B)	Withheld (B)	% of Shares in Columns (A) and (B)	Broker Non-Votes
Robert B. Aiken, Jr.	21,322,061	99.40%	128,284	0.60%	571,621
Jean S. Blackwell	21,108,892	98.41%	341,453	1.59%	571,621
Paul Cody Phipps	21,251,640	99.07%	198,705	0.93%	571,621

Proposal #2—Auditor Ratification	For (A)	Against (B)	Abstain (C)
No. of Shares	21,644,869	372,249	4,848
% of Shares in Columns (A)-(C)	98.29%	1.69%	0.02%

Proposal #3—Approval of Amended and Restated 2004 Long-Term Incentive Plan	For (A)	Against (B)	Abstain (C)	Broker Non-Votes
No. of Shares	17,382,369	4,046,214	21,762	571,621
% of Shares in Columns (A)-(C)	81.04%	18.86%	0.10%	n/a

Proposal #4—Executive Compensation	For (A)	Against (B)	Abstain (C)	Broker Non-Votes
No. of Shares	19,946,908	1,496,627	6,810	571,621
% of Shares in Columns (A)-(B)	93.02%	6.98%	n/a	n/a

Proposal #5—Frequency of Vote on Executive Compensation	1 Year (A)	2 Years (B)	3 Years (C)	Abstain (D)	Broker Non-Votes
No. of Shares	18,420,028	29,967	2,981,501	18,849	571,621
% of Shares in Columns (A)-(C)	85.95%	0.14%	13.91%	n/a	n/a

Item 8.01	Other Events.

On May 11, 2011 the Board of Directors of the Registrant approved a dividend of $0.13 per share payable July 15, 2011 to stockholders of record as of the close of business on June 15, 2011. Because the record date for this cash dividend occurs after the record date of the previously announced stock split, it is equivalent to $0.26 per pre-split common share.

A copy of the Registrant’s press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated May 11, 2011, appointing P. Cody Phipps to President and Chief Executive Officer

99.2*	Press Release, dated May 12, 2011, announcing a $0.13 per share dividend

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: May 13, 2011	/s/ Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MAY 13, 2011

Exhibit No.	Description	Method of Filing

99.1*	Press Release, dated May 11, 2011, appointing P. Cody Phipps to President and Chief Executive Officer	Filed Herewith

99.2*	Press Release, dated May 12, 2011, announcing a $0.13 per share dividend	Filed Herewith